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                                                                     Exhibit 4.1

FORM OF COMMON STOCK CERTIFICATE

NUMBER                                        SHARES
TDX
                           [3DX TECHNOLOGIES INC. LOGO]

                              3DX TECHNOLOGIES INC.
               INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK                                    CUSIP 88554G109
PAR VALUE $.01 PER SHARE             See reverse for certain definitions

   THIS CERTIFIES THAT

   is the record holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, OF 3DX TECHNOLOGIES INC. (the "Corporation"), a Delaware corporation. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by the holder's duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. The Corporation has more than one class of stock authorized for issuance. This certificate and the shares represented hereby are issued and held subject to each of the laws of the State of Delaware, the Restated Certificate of Incorporation of the Corporation and the Second Amended and Restated By-laws of the Corporation as each may from time to time be amended, modified or supplemented.

This Certificate is not valid until countersigned and registered by the Corporation's Transfer Agent and Registrar.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

   Dated

                                     [SEAL]


----------------------------------           ----------------------------------
           Secretary                                 President and Chief
                                                     Executive Officer

Countersigned and Registered:

      CONTINENTAL STOCK TRANSFER & TRUST COMPANY

                         Transfer Agent and Registrar


By
----------------------------------
       Authorized Signature



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2

                              3DX TECHNOLOGIES INC.

   THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST SHALL BE MADE TO THE CORPORATION AT ITS PRINCIPAL OFFICE.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common
TEN ENT  - as tenants by the entireties
JT TEN   - as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT  -              Custodian
                        (Cust)            (Minor)
                        under Uniform Gifts to Minors
                        Act
                                     (State)

Additional abbreviations may also be used though not in the above list.

For value received,                  hereby sell, assign and
transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF ASSIGNEE)


   Shares of the Common Stock represented by the within Certificate, and do
hereby irrevocably constitute and appoint     Attorney to transfer the said
shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


By
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.